UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-0547

DWS Technology Fund

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Technology Fund

Contents

Click here Performance Summary

Click here Information About Your Fund's Expenses

Click here Portfolio Management Review

Click here Portfolio Summary

Click here Investment Portfolio

Click here Financial Statements

Click here Financial Highlights

Click here Notes to Financial Statements

Click here Account Management Resources

Click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. Concentration of the portfolio's investment in technology stocks may present a greater risk than investments in a more diversified portfolio. Investments by the portfolio in emerging technology companies present greater risk than investments in more-established technology companies. Moreover, this fund is nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.15%, 2.37%, 2.05% and 0.65% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for all classes reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Technology Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	5.08%	1.27%	5.09%	3.80%	5.61%
Class B	4.60%	.20%	4.00%	2.68%	4.53%
Class C	4.67%	.49%	4.21%	2.85%	4.68%
S&P 500® Index+	8.60%	15.24%	12.25%	8.54%	8.05%
Goldman Sachs Technology Index++	8.14%	10.33%	8.85%	6.35%	6.28%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Average Annual Total Returns as of 4/30/07
DWS Technology Fund	6-Month‡	1-Year	3-Year	Life of Class*
Institutional Class	5.36%	1.72%	5.84%	9.53%
S&P 500 Index+	8.60%	15.24%	12.25%	12.89%
Goldman Sachs Technology Index++	8.14%	10.33%	8.85%	14.25%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 4/30/07	$ 12.00	$ 10.01	$ 10.31	$ 12.39
10/31/06	$ 11.42	$ 9.57	$ 9.85	$ 11.76
Class A Lipper Rankings — Science & Technology Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	192	of	287	67
3-Year	234	of	260	90
5-Year	169	of	241	70
10-Year	34	of	45	74

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] Goldman Sachs Technology Index++

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Technology Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,544	$10,938	$11,355	$16,266
	Average annual total return	-4.56%	3.03%	2.57%	4.99%
Class B	Growth of $10,000	$9,720	$11,047	$11,314	$15,571
	Average annual total return	-2.80%	3.38%	2.50%	4.53%
Class C	Growth of $10,000	$10,049	$11,317	$11,507	$15,798
	Average annual total return	.49%	4.21%	2.85%	4.68%
S&P 500 Index+	Growth of $10,000	$11,524	$14,143	$15,066	$21,681
	Average annual total return	15.24%	12.25%	8.54%	8.05%
Goldman Sachs Technology Index++	Growth of $10,000	$11,033	$12,898	$13,602	$18,382
	Average annual total return	10.33%	8.85%	6.35%	6.28%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Index is an unmanaged, capitalization weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Technology Fund — Institutional Class [] S&P 500 Index+ [] Goldman Sachs Technology Index++

Comparative Results as of 4/30/07
DWS Technology Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,017,200	$1,185,600	$1,533,400
	Average annual total return	1.72%	5.84%	9.53%
S&P 500 Index+	Growth of $1,000,000	$1,152,400	$1,414,300	$1,760,800
	Average annual total return	15.24%	12.25%	12.89%
Goldman Sachs Technology Index++	Growth of $1,000,000	$1,103,300	$1,289,800	$1,861,400
	Average annual total return	10.33%	8.85%	14.25%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Index is an unmanaged, capitalization weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.15% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Technology Fund	6-Month‡	1-Year	Life of Class**
Class S	5.17%	1.26%	3.43%
S&P 500 Index+	8.60%	15.24%	11.04%
Goldman Sachs Technology Index++	8.14%	10.33%	6.88%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 12.01
10/31/06	$ 11.42
Class S Lipper Rankings — Science & Technology Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	194	of	287	68

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Technology Fund — Class S [] S&P 500 Index+ [] Goldman Sachs Technology Index++

Comparative Results as of 4/30/07
DWS Technology Fund		1-Year	Life of Class**
Class S	Growth of $10,000	$10,126	$10,830
	Average annual total return	1.26%	3.43%
S&P 500 Index+	Growth of $10,000	$11,524	$12,768
	Average annual total return	15.24%	11.04%
Goldman Sachs Technology Index++	Growth of $10,000	$11,033	$11,676
	Average annual total return	10.33%	6.88%

The growth of $10,000 is cumulative.

** Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.
+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Goldman Sachs Technology Index is an unmanaged, capitalization weighted index based on a universe of technology-related stocks.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,050.80	$ 1,046.00	$ 1,046.70	$ 1,051.70	$ 1,053.60
Expenses Paid per $1,000*	$ 5.39	$ 11.26	$ 9.64	$ 5.34	$ 3.16
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,019.54	$ 1,013.79	$ 1,015.37	$ 1,019.59	$ 1,021.72
Expenses Paid per $1,000*	$ 5.31	$ 11.08	$ 9.49	$ 5.26	$ 3.11
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.06%	2.22%	1.90%	1.05%	.62%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Managers Kelly Davis and Brian Peters discuss DWS Technology Fund's performance and strategy during the six-month period ended April 30, 2007.

Q: How did technology stocks perform during the past six months?

A: After having lagged the broader market for much of 2006, technology stocks began to exhibit better relative performance during the past half year. The Goldman Sachs Technology Index (the fund's benchmark) returned 8.14% for the semiannual period, in line with the 8.60% return of the Standard & Poor's 500® (S&P 500) Index.1 The reasons for the sector's improved performance were twofold. First, the surge in merger and acquisition activity in the US market has led to a frenzy of speculation in companies seen as being potential targets. The tech sector, with its wealth of cash-rich small- and mid-size companies, has been a key beneficiary of this speculation. Second, the fundamental outlook continues to improve. Demand for technology products and services remains steady, and at the same time the inventory picture for the broader sector has improved. The result is that even as some high-profile large caps have struggled, there has been a wealth of opportunities to invest in mid- and smaller-cap stocks with outstanding fundamentals. Taken together, these factors provided a generally positive backdrop for the technology sector during the past six months.

1 The Goldman Sachs Technology Index is an unmanaged, capitalization-weighted index based on a universe of technology-related stocks.
The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform relative to its benchmark and peers?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007 was 5.08%. (The return is unadjusted for sales charges. If sales charges had been included, the return would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund underperformed the 8.14% return of the benchmark as well as the 8.10% average return of the 290 funds in the Lipper Science & Technology Funds category.2

2 The Lipper Science & Technology Funds category comprises funds that invest at least 65% of their equity portfolios in science and technology stocks. Category returns assume reinvestment of dividends. It is not possible to invest in a Lipper category.
3 Lower turnover can be beneficial for shareholders by potentially lowering fund expenses.

We continue to reposition the fund in order to manage risk, limit turnover and take advantage of opportunities outside of the large-cap arena. The fund's turnover is now less than half of what it was a year ago (prior to our taking over portfolio management duties), which reflects our approach of making larger longer-term investments in our highest-conviction ideas.3 We believe this steady approach will enable us to gradually improve the fund's long-term track record amid an environment in which merger and acquisition speculation is leading to increased volatility for the sector as a whole.

Q: In what areas did the fund outperform?

A: The fund's best relative performance occurred in the software sector, and we are encouraged by this development given that this has been an area of difficulty for the fund in the recent past. The top contributors were the mid-cap stocks Take-Two Interactive Software, Inc., the video game publisher that has benefited as strong demand for the new generation consoles has led to growing sales of video games; Citrix Systems, Inc., which is taking advantage of the growth in remote computing; and Cadence Design Systems, Inc., which as we expected, has rallied from an undervalued level. The leading detractor in software was Symantec Corp., a security and storage software vendor. We believe that the company's long-term investment story has deteriorated and have since exited the position. Also detracting was Electronic Arts, Inc., another video game producer whose less attractive lineup of titles has not allowed it to achieve the same benefit from rising console sales as Take-Two.

The communications equipment sector also was an area of strong returns for the fund. The fund's largest deviation was an underweight in Motorola, Inc., whose shares plunged after the company warned of disappointing fourth quarter results.4 Its shares fell almost 25% during the semiannual period, and given that the stock is a large component of the benchmark our underweight was very beneficial for relative performance. Also aiding returns was our position in Coring, Inc., whose profitability improved on the strength of a recovery in flat-panel TV sales. Foundry Networks, Inc., a mid cap that we purchased when the stock was out of favor in June 2006, returned 19.5% for the period. The company reported strong results in late April, helping the stock to move closer to what we see as its intrinsic value.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Where was your stock selection less effective?

A: Electronic equipment is a small sector within the fund, but it had an outsized impact on performance because shares of the Taiwan-based outsourcing plays Hon Hai Precision Industry Co., Ltd and Cheng Uei Precision Industry Co., Ltd. pulled back after strong run-ups in 2006. Cheng Uei was hurt by slowing sales for its largest customer, Motorola, and Hon Hai — a similar company — fell in sympathy. Nevertheless, we continue to believe the fund is best served by our decision to avoid US-based equipment companies in favor of their more competitive, Asia-based counterparts.

The hardware sector proved to be a mixed bag for the fund, as the sharp decline in Rackable Systems, Inc. — which we have since sold — offset the benefit an overweight in EMC Corp. and our timely valuation-based entries and exits in Apple, Inc. Also underperforming were positions in Qlogic Corp. and Asustek Computer, Inc., but we continue to believe in the long-term outlook for both companies.

The fund underperformed in the Internet sector, but this was largely due to its lack of a position in Amazon.com, which spiked late in the period following news of a strong first quarter. We believed the stock was overvalued prior to this explosive move, and feel that the large April rally was largely the result of technical factors rather than a meaningful fundamental change. A strong positive contributor was Akamai Technologies, Inc., which we exited in early February 2006 when the stock reached our valuation target. It subsequently declined sharply in the final two months of the period, which in our view, illustrates the importance of sticking to our valuation discipline by selling a fund holding even when it is performing particularly well.

Semiconductors proved to be a challenging area for the fund, but we did have a number of winners. A position in QUALCOMM, Inc. added significant value as the stock rose 21% during the period. Also performing well was a new holding that reported excellent results, Intersil Corp., as well as our decision not to own Micron Technology, whose profits could not keep up with even the market's low expecations. Offsetting the benefits of these positions was the fund's holding in Spansion, Inc., which suffered when its competitors cut prices in order to cope with the decline in orders from Motorola. Also underperforming was SiRF Technology Holdings, Inc., a small-cap company that makes chips for global positioning systems. Although the stock did not perform as expected in the most recent period, we remain optimistic on its longer-term prospects.

Finally, in IT services, the fund was hurt by not owning First Data Corp., whose shares surged in late March on the news of a takeout by private equity at a more than 20% premium.

Q: What are some of the key elements of the fund's positioning?

A: Given the influence that exogenous factors — such as takeover speculation — have had on the technology sector, we believe that the most effective approach will be to make long-term investments in fundamentally sound, innovative companies that stand to benefit from positive underlying business trends. In short, we want to find three-year winners, not one-month winners. To this end, we have been looking for opportunities to take advantage of three important long-term trends. First, we will continue to look for targeted opportunities in companies with innovative solutions for businesses, particularly those involving server "virtualization" and the evolution of network infrastructure. We believe the software and communications equipment sectors, in particular, are home to such companies. Second, we will focus on areas of consumer technology that we believe will remain strong even if consumer spending slows. These include companies that can benefit from new product launches, innovations in video games and the continued popularity of flat panel televisions. Third, we will continue to look for opportunities in the small- and mid-cap sectors, as well as in overseas technology stocks. While we will not make a top-down push to increase the fund's weightings in these areas, we will keep our research efforts geared to uncovering undervalued companies outside of the heavily followed large-cap arena. We believe this approach will hold the fund in good stead at a time of rising volatility for the tech sector as a whole.

Q: Do you have any closing thoughts for investors?

A: Given the wide variation in fundamental trends for the various industries within the broader tech sector, we believe that individual stock returns within technology will be highly divergent in the months ahead. We therefore believe stock selection will be crucial to performance, which should work to the benefit of the fund. Looking at the tech sector as a whole, we believe the strong balance sheets and large cash positions of many companies will continue to make the sector fertile ground for acquisition activity and stock buybacks. This provides a valuation "floor" for many stocks, and in our view should enable the technology sector to maintain its sound relative performance.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	4/30/07	10/31/06

Common Stocks	99%	93%
Other Investments	1%	1%
Cash Equivalents	—	6%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/07	10/31/06

Information Technology: Software	22%	20%
Communications Equipment	19%	18%
Computers & Peripherals	18%	21%
Semiconductors & Semiconductor Equipment	17%	17%
Internet Software & Services	14%	14%
IT Services	7%	6%
Electronic Equipment & Instruments	2%	2%
Industrials: Electrical Equipment	1%	1%
Commercial Services & Supplies	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (49.0% of Net Assets)
1. Cisco Systems, Inc. Developer of computer network products	7.5%
2. Microsoft Corp. Developer of computer software	5.7%
3. Hewlett-Packard Co. Provider of imaging and printing systems and information technology services	5.4%
4. Google, Inc. Provides a Web-based search engine for the Internet	5.4%
5. QUALCOMM, Inc. Developer and manufacturer of communication systems	5.0%
6. Corning, Inc. Conducts operations in the telecommunications, advanced materials and information display industries	4.2%
7. Yahoo!, Inc. Provider of on-line services	4.1%
8. Apple, Inc. Manufacturer of personal computers	4.0%
9. eBay, Inc. Provider of on-line auction services	4.0%
10. Adobe Systems, Inc. Producer of print and graphic software systems	3.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 98.9%
Health Care 0.0%
Life Sciences Tools & Services
Illumina, Inc.*	2,527	82,456
Industrials 0.9%
Electrical Equipment
Cheng Uei Precision Industry Co., Ltd.	3,125,386	8,521,784
Information Technology 98.0%
Communications Equipment 18.7%
Cisco Systems, Inc.*	2,793,789	74,705,918
Corning, Inc.*	1,758,600	41,713,992
Foundry Networks, Inc.*	706,100	10,676,232
QUALCOMM, Inc.	1,136,154	49,763,545
Telefonaktiebolaget LM Ericsson (ADR)	271,800	10,374,606
		187,234,293
Computers & Peripherals 18.3%
Apple, Inc.*	401,900	40,109,620
Asustek Computer, Inc.	4,533,000	10,337,878
EMC Corp.* (a)	1,275,600	19,363,608
Hewlett-Packard Co.	1,289,500	54,339,530
International Business Machines Corp.	214,700	21,944,487
Network Appliance, Inc.*	431,800	16,067,278
QLogic Corp.*	685,640	12,259,243
SanDisk Corp.* (a)	200,131	8,695,692
		183,117,336
Electronic Equipment & Instruments 2.1%
Hon Hai Precision Industry Co., Ltd.	3,220,800	21,223,262
Internet Software & Services 13.5%
eBay, Inc.*	1,168,300	39,652,102
Google, Inc. "A"*	114,400	53,925,872
Yahoo!, Inc.*	1,457,300	40,862,692
		134,440,666
IT Services 6.5%
Automatic Data Processing, Inc.	710,100	31,784,076
BearingPoint, Inc.* (a)	663,500	4,870,090
Global Payments, Inc.	447,500	16,996,050
Paychex, Inc.	313,700	11,638,270
		65,288,486
Semiconductors & Semiconductor Equipment 16.7%
Advanced Semiconductor Engineering, Inc.*	5,998,000	6,890,732
Applied Materials, Inc.	841,800	16,179,396
ASML Holding NV (NY Registered Shares)* (a)	618,800	16,862,300
Intel Corp.	1,724,000	37,066,000
Intersil Corp. "A"	498,000	14,835,420
Marvell Technology Group Ltd.*	606,800	9,787,684
Maxim Integrated Products, Inc.	315,873	10,019,491
MKS Instruments, Inc.* (a)	301,500	8,125,425
PMC-Sierra, Inc.* (a)	683,774	5,285,573
SiRF Technology Holdings, Inc.* (a)	521,400	12,649,164
Spansion, Inc. "A"* (a)	817,000	8,022,940
Texas Instruments, Inc.	620,500	21,326,585
		167,050,710
Software 22.2%
Activision, Inc.*	520,100	10,402,000
Adobe Systems, Inc.*	893,800	37,146,328
Autodesk, Inc.*	744,500	30,725,515
Cadence Design Systems, Inc.* (a)	433,700	9,628,140
Citrix Systems, Inc.*	1,080,600	35,227,560
Electronic Arts, Inc.*	500,000	25,205,000
Microsoft Corp.	1,903,156	56,980,491
Salesforce.com, Inc.* (a)	166,000	6,972,000
Take-Two Interactive Software, Inc.* (a)	484,199	9,282,095
		221,569,129
Total Common Stocks (Cost $802,307,243)		988,528,122

Warrants 0.0%
Axsun, Expiration Date 9/30/2011* (Cost $0)	425,937	0

Preferred Stocks 0.1%
Information Technology
Electronic Equipment & Instruments
Axsun "C"* (b)	642,674	433,876
Axsun "D"* (b)	130,698	71,613
Total Preferred Stocks (Cost $7,571,620)		505,489

Other Investments 0.9%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	3,617,413
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	358,926
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	2,155,190
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	374,818
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	557,668
Crosspoint Venture Partners 1993 LP (2.9% limited partnership interest)* (b)	—	61,359
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	139,580
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	472,624
Med Venture Associates II LP (6.1% limited partnership interest)* (b)	—	33,389
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	408,801
Sevin Rosen Fund V (2.8% limited partnership interest)* (b)	—	207,960
Total Other Investments (Cost $21,993,640)		8,387,728

Securities Lending Collateral 6.2%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $61,967,872)	61,967,872	61,967,872

Cash Equivalents 0.3%
Cash Management QP Trust, 5.31% (c) (Cost $3,473,660)	3,473,660	3,473,660
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $897,314,035)+	106.4	1,062,862,871
Other Assets and Liabilities, Net	(6.4)	(63,721,795)
Net Assets	100.0	999,141,076
* Non-income producing security
+ The cost for federal income tax purposes was $940,887,419. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $121,975,452. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $214,887,266 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $92,911,814.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $58,841,370 which is 5.9% of net assets.
(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to March 2007	4,241,717	3,617,413	0.36
Adams Capital Management LP**	August 2000 to November 2000	1,889,204	358,926	0.03
Alloy Ventures 2000 LP**	April 2000 to June 2003	4,369,304	2,155,190	0.22
Asset Management Association 1996 LP**	June 1996 to July 2000	1,321,056	374,818	0.04
Asset Management Association 1998 LP**	December 1998 to November 2001	2,816,280	557,668	0.06
Axsun "C"	December 2000	7,500,006	433,876	0.04
Axsun "D"	October 2006	71,614	71,613	0.01
Crosspoint Venture Partners 1993 LP**	April 1993 to November 1998	132,184	61,359	0.01
GeoCapital III LP**	December 1993 to December 1998	964,173	139,580	0.01
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	472,624	0.05
Med Venture Associates II LP**	May 1996 to January 2002	987,127	33,389	—
Med Venture Associates III LP**	September 1998 to May 2006	1,347,777	408,801	0.04
Sevin Rosen Fund V**	April 1996 to June 2001	2,264,215	207,960	0.02
Total Restricted Securities			8,893,217	0.89
** These securities represent venture capital funds.
(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

At April 30, 2007, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Put Options Salesforce.com, Inc.	1,607	5/13/2007	45.0	(514,240)
Total Written Options (Premiums received $421,034)				$ (514,240)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $831,872,503) — including $58,841,370 of securities loaned	$ 997,421,339
Investment in Daily Assets Fund Institutional (cost $61,967,872)*	61,967,872
Investment in Cash Management QP Trust (cost $3,473,660)	3,473,660
Total investments in securities, at value (cost $897,314,035)	1,062,862,871
Foreign currency, at value (cost $10,247,902)	10,209,332
Dividends receivable	285,507
Interest receivable	83,996
Receivable for Fund shares sold	211,189
Receivable for investments sold	110,508
Other assets	59,398
Total assets	1,073,822,801
Liabilities
Payable upon return of securities loaned	61,967,872
Payable for investments purchased	7,428,265
Payable for Fund shares redeemed	2,404,058
Accrued management fee	346,719
Options written, at value (premium received $421,034)	514,240
Other accrued expenses and payables	2,020,571
Total liabilities	74,681,725
Net assets, at value	$ 999,141,076
Net Assets
Net assets consist of: Accumulated net investment loss	(3,163,505)
Net unrealized appreciation (depreciation) on: Investments	165,548,836
Foreign currency related transactions	(11,605)
Written options	(93,206)
Accumulated net realized gain (loss)	(1,319,993,786)
Paid-in capital	2,156,854,342
Net assets, at value	$ 999,141,076
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($796,661,902 ÷ 66,376,048 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.00
Maximum offering price per share (100 ÷ 94.25 of $12.00)	$ 12.73

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($47,695,800 ÷ 4,765,430 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.01

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($37,654,993 ÷ 3,651,670 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.31
Class S Net Asset Value, offering and redemption price(a) per share ($110,302,632 ÷ 9,181,655 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.01
Institutional Class Net Asset Value, offering and redemption price(a) per share ($6,825,749 ÷ 550,921 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.39
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $34,913)	$ 2,399,261
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	150,141
Interest	12,878
Interest — Cash Management QP Trust	407,313
Total Income	2,969,593
Expenses: Management fee	2,919,341
Services to shareholders	1,974,439
Distribution service fees	1,416,561
Custodian fee	70,371
Auditing	27,425
Legal	6,684
Trustees' fees and expenses	37,891
Reports to shareholders	156,457
Registration fees	36,887
Other	45,273
Total expenses before expense reductions	6,691,329
Expense reductions	(623,077)
Total expenses after expense reductions	6,068,252
Net investment income (loss)	(3,098,659)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	27,956,205
Investments — Affiliated issuers	(18,706,215)
Foreign currency related transactions	(126,236)
Written options	316,815
9,440,569
Net unrealized appreciation (depreciation) during the period on: Investments	46,760,783
Foreign currency related transactions	220,493
Written options	(93,206)
46,888,070
Net gain (loss) on investment transactions	56,328,639
Net increase (decrease) in net assets resulting from operations	$ 53,229,980

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ (3,098,659)	$ (6,359,820)
Net realized gain (loss) on investment transactions	9,440,569	74,381,164
Net unrealized appreciation (depreciation) during the period on investment transactions	46,888,070	(19,180,971)
Net increase (decrease) in net assets resulting from operations	53,229,980	48,840,373
Fund share transactions: Proceeds from shares sold	41,858,948	126,097,312
Cost of shares redeemed	(189,366,065)	(369,573,107)
Redemption fees	3,645	26,358
Net increase (decrease) in net assets from Fund share transactions	(147,503,472)	(243,449,437)
Increase (decrease) in net assets	(94,273,492)	(194,609,064)
Net assets at beginning of period	1,093,414,568	1,288,023,632
Net assets at end of period (including accumulated net investment loss of $3,163,505 and $64,846, respectively)	$ 999,141,076	$ 1,093,414,568

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 11.42	$ 10.97	$ 10.37	$ 10.71	$ 7.38	$ 10.80
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.05)[f]	.02	(.08)	(.07)	(.07)
Net realized and unrealized gain (loss) on investment transactions	.61	.50	.58	(.26)	3.40	(3.35)
Total from investment operations	.58	.45	.60	(.34)	3.33	(3.42)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.00	$ 11.42	$ 10.97	$ 10.37	$ 10.71	$ 7.38
Total Return (%)[c]	5.08e**	4.10[e,f]	5.79[e]	(3.08)	45.12	(31.67)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	797	854	945	1,083	1,231	885
Ratio of expenses before expense reductions (%)	1.17*	1.15	1.18	1.15	1.17	.97
Ratio of expenses after expense reductions (%)	1.06*	1.07	1.11	1.15	1.17	.97
Ratio of net investment income (loss) (%)	(.49)*	(.40)[f]	.24	(.71)	(.82)	(.66)
Portfolio turnover rate (%)	51*	58	114	97	51	60
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.57	$ 9.31	$ 8.89	$ 9.28	$ 6.46	$ 9.55
Income (loss) from investment operations: Net investment income (loss)[b]	(.08)	(.14)[f]	(.06)	(.16)	(.14)	(.14)
Net realized and unrealized gain (loss) on investment transactions	.52	.40	.48	(.23)	2.96	(2.95)
Total from investment operations	.44	.26	.42	(.39)	2.82	(3.09)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 10.01	$ 9.57	$ 9.31	$ 8.89	$ 9.28	$ 6.46
Total Return (%)[c]	4.60e**	2.79[e,f]	4.72[e]	(4.09)	43.65	(32.36)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	48	69	140	213	306	264
Ratio of expenses before expense reductions (%)	2.38*	2.37	2.24	2.20	2.24	1.94
Ratio of expenses after expense reductions (%)	2.22*	2.21	2.17	2.20	2.24	1.94
Ratio of net investment income (loss) (%)	(1.65)*	(1.54)[f]	(.82)	(1.76)	(1.89)	(1.63)
Portfolio turnover rate (%)	51*	58	114	97	51	60
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 9.85	$ 9.55	$ 9.11	$ 9.49	$ 6.60	$ 9.75
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)	(.12)[f]	(.05)	(.15)	(.14)	(.13)
Net realized and unrealized gain (loss) on investment transactions	.53	.42	.49	(.23)	3.03	(3.02)
Total from investment operations	.46	.30	.44	(.38)	2.89	(3.15)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 10.31	$ 9.85	$ 9.55	$ 9.11	$ 9.49	$ 6.60
Total Return (%)[c]	4.67e**	3.14[e,f]	4.83[e]	(4.00)	43.79	(32.31)[d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	38	42	53	70	90	65
Ratio of expenses before expense reductions (%)	2.00*	1.98	2.08	2.10	2.19	1.84
Ratio of expenses after expense reductions (%)	1.90*	1.91	2.01	2.10	2.19	1.84
Ratio of net investment income (loss) (%)	(1.33)*	(1.24)[f]	(.66)	(1.66)	(1.84)	(1.53)
Portfolio turnover rate (%)	51*	58	114	97	51	60
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.42	$ 10.98	$ 11.09
Income (loss) from investment operations: Net investment income (loss)[c]	(.03)	(.05)[e]	(.06)
Net realized and unrealized gain (loss) on investment transactions	.62	.49	(.05)
Total from investment operations	.59	.44	(.11)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 12.01	$ 11.42	$ 10.98
Total Return (%)	5.17d**	4.01[d,e]	(.99)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	125	142
Ratio of expenses before expense reductions (%)	1.26*	1.25	1.36*
Ratio of expenses after expense reductions (%)	1.05*	1.06	1.05*
Ratio of net investment income (loss) (%)	(.48)*	(.39)[e]	(.69)*
Portfolio turnover rate (%)	51*	58	114
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from December 20, 2004 (commencement of operations of Class S shares) to October 31, 2005.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.76	$ 11.25	$ 10.58	$ 10.80	$ 7.38	$ 8.08
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	.00f***	.07	(.03)	(.04)	.01
Net realized and unrealized gain (loss) on investment transactions	.64	.51	.60	(.19)	3.46	(.71)
Total from investment operations	.63	.51	.67	(.22)	3.42	(.70)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 12.39	$ 11.76	$ 11.25	$ 10.58	$ 10.80	$ 7.38
Total Return (%)	5.36e**	4.53[e,f]	6.33[e]	(1.94)[e]	46.34	(8.66)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	3	1	1	1.91
Ratio of expenses before expense reductions (%)	.81*	.78	.86	.86	.80	.88*
Ratio of expenses after expense reductions (%)	.62*	.63	.62	.76	.80	.88*
Ratio of net investment income (loss) (%)	(.05)*	.04[f]	.73	(.31)	(.45)	(.74)*
Portfolio turnover rate (%)	51*	58	114	97	51	60
[a] For the six months ended April 30, 2007 (Unaudited).
[b] For the period from August 19, 2002 (commencement of sales of Institutional Class shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] In 2002, the Advisor fully reimbursed the Fund for a net loss incurred on transactions which did not meet the Fund's investment guidelines. The amount of the loss was less than 0.01% of the Fund's average net assets thus having no impact on the Fund's total return.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note I). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.14%. Excluding this non-recurring income, total return would have been 0.16% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Technology Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as an open-end, non-diversified investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which under the above valuation procedures are deemed not to reflect fair value, are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $1,284,554,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009 ($188,731,000), October 31, 2010 ($746,991,000), October 31, 2011 ($340,444,000) and October 31, 2012 ($8,388,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in limited partnerships and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term instruments) aggregated $262,513,517 and $342,246,672, respectively.

For the six months ended April 30, 2007, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Options written	4,860	1,030,757
Options closed	(3,253)	(609,723)
Outstanding, end of period	1,607	$ 421,034

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:

First $250 million of the Fund's average daily net assets	.58%
Next $750 million of such net assets	.55%
Next $1.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.51%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.46%
Next $2.5 billion of such net assets	.44%
Over $12.5 billion of such net assets	.42%

For the period from November 1, 2006 through December 31, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.11%
Class B	2.22%
Class C	2.15%
Class S	1.06%
Institutional Class	.63%

Accordingly, for the six months ended April 30, 2007, the Advisor waived a portion of its fee pursuant to the management agreement aggregating $515,593 and the amount imposed aggregated $2,403,748, which was the equivalent to an annualized effective rate of 0.46% of the Fund's average daily net assets.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 837,866	$ —	$ 421,333
Class B	196,358	17,082	179,276
Class C	50,045	—	22,543
Class S	299,690	62,059	177,760
Institutional Class	1,807	1,807	—
	$ 1,385,766	$ 80,948	$ 800,912

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 218,478	$ 32,095
Class C	149,445	25,317
	$ 367,923	$ 57,412

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 928,800	$ 328,414.22%
Class B	71,460	17,157.25%
Class C	48,378	—	.24%
	$ 1,048,638	$ 345,571

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007 aggregated $4,349.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $104,558 and $920, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $1,984 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in reports to shareholders aggregated $21,206, of which $2,859 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

E. Fee Reductions

For the six months ended April 30, 2007, the Advisor agreed to reimburse the Fund $7,721, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended April 30, 2007, the Fund's custodian fees were reduced by $97 and $18,718, respectively, for custody and transfer agent credits earned.

F. Transactions In Securities of Affiliated Issuers

An affiliated issuer includes any company in which the Fund has ownership of at least 5% of the outstanding voting securities. A summary of the Fund's transactions during the six months ended April 30, 2007 with companies which are or were affiliates is as follows:

Affiliate	Value ($) at October 31, 2006	Purchase ($)	Sales ($)	Realized Gain/ (Loss) ($)	Dividend Income ($)	Shares at April 30, 2007	Value ($) at April 30, 2007
Chorum Technologies, Inc. "E"	29,791	—	35,226	(8,606,894)	—	—	—
Chorum Technologies, Inc. "F"	83,291	—	98,632	(10,099,321)	—	—	—
	113,082			(18,706,215)			—

G. Line of Credit

The Fund and several other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

H. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,617,428	$ 30,884,772	9,003,310	$ 102,823,878
Class B	176,900	1,748,639	488,564	4,735,799
Class C	207,588	2,113,656	586,113	5,800,122
Class AARP*	—	—	53,226	628,718
Class S	329,367	3,909,616	809,365	9,149,682
Institutional Class	268,882	3,202,265	242,161	2,959,113
		$ 41,858,948		$ 126,097,312
Shares redeemed
Class A	(11,033,411)	$ (130,174,957)	(20,333,314)	$ (230,376,507)
Class B	(2,637,062)	(26,017,276)	(8,334,091)	(80,468,948)
Class C	(822,002)	(8,351,353)	(1,877,189)	(18,458,240)
Class AARP*	—	—	(165,679)	(1,916,693)
Class S	(2,091,773)	(24,723,581)	(3,330,816)	(38,048,040)
Institutional Class	(8,189)	(98,898)	(25,909)	(304,679)
		$ (189,366,065)		$ (369,573,107)
Converted shares
Class AARP*	—	$ —	(571,554)	$ (5,536,027)
Class S	—	—	570,729	5,536,027
		$ —		$ —
Redemption fees		$ 3,645		$ 26,358
Net increase (decrease)
Class A	(8,415,983)	$ (99,287,566)	(11,330,004)	$ (127,538,900)
Class B	(2,460,162)	(24,267,959)	(7,845,527)	(75,730,443)
Class C	(614,414)	(6,237,589)	(1,291,076)	(12,656,122)
Class AARP*	—	—	(684,007)	(6,623,452)
Class S	(1,762,406)	(20,813,725)	(1,950,722)	(23,554,954)
Institutional Class	260,693	3,103,367	216,252	2,654,434
		$ (147,503,472)		$ (243,449,437)
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

I. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $1,736,648 from the Advisor for its settlement portion, which was equivalent to $0.017 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 508
Fund Number	001	201	301	511
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	KTCSX
Fund Number	2313

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc.,DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Technology Fund

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007